Spinoff of Subsidiary (Details) - USD ($)	Aug. 15, 2025	Feb. 03, 2023
Assets Transferred:
Marine Operating Equipment	$ 125,967	$ 178,706
Commercial Fishing License	26,000	26,000
Total Assets	151,967	213,895
Liabilities Transferred:
Cash Overdraft	(879)
Accounts Payable	(1,200)	(4,910)
Related-Party Payables	(52,187)
Related-Party Notes Payable	(60,644)
Notes Payable	(115,341)
Total Liabilities	(230,251)	$ (234,904)
Net (Gain)/Loss on Spinoff of Subsidiary	$ (78,284)